UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2021
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

974 Centre Road, Building 735
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(302) 485-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
    On August 5, 2021, Corteva, Inc. (the "Company") announced its consolidated financial results for the quarter ended June 30, 2021. A copy of the Company’s press release and financial statement schedules are furnished herewith on Form 8-K as Exhibits 99.1 and 99.2, respectively. The information contained in this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. In addition, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

99.1	Press Release dated August 5, 2021
99.2	Financial Statement Schedules dated August 5, 2021
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Brian Titus
Brian Titus
Vice President and Controller

August 5, 2021